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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Luis E. Marin, Eddie R. Humphrey and Dean M. Hasseman and each acting alone, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to CITGO Petroleum Corporation's annual report on Form 10-K for the year ended December 31, 2002 and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done in connection with any amendment or supplement to said annual report on Form 10-K, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Signature                                           Title                                  Date
---------------------------                 --------------------------------------            ---------------
/s/ LUIS E. MARIN                           President, Chief Executive Officer and            August 30, 2003
---------------------------                 Director (principal executive officer)
     Luis E. Marin

/s/ ANTONIO J. RIVERO                       Executive Vice President and Director             August 30, 2003
---------------------------
     Antonio J. Rivero

/s/ EDDIE R. HUMPHREY                       Senior Vice President, Finance and                August 30, 2003
---------------------------                 Administration and Chief Financial
     Eddie R. Humphrey                      Officer (principal financial officer)


/s/ LARRY E. KRIEG                          Controller and Chief Accounting                   August 30, 2003
---------------------------                 Officer (principal accounting officer)
     Larry E. Krieg

/s/ AIRES BARRETO                           Director                                          August 30, 2003
---------------------------
     Aires Barreto

/s/ WILLIAM PADRON                          Director                                          August 27, 2003
---------------------------
     William Padron

/s/ LUIS VIERMA                             Director                                          August 30, 2003
---------------------------
     Luis Vierma

/s/ NELSON MARTINEZ                         Director                                          August 30, 2003
---------------------------
     Nelson Martinez

/s/ DESTER RODRIGUEZ                        Director                                          August 30, 2003
---------------------------
     Dester Rodriguez
